UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 30, 2007
Asyst Technologies, Inc.
(Exact Name of Registrant, as Specified in Charter)

California	000-22430	94-2942251
(State or Other	(Commission File	(IRS Employer
Jurisdiction	Number)	Identification Number)
of Incorporation)

46897 Bayside Parkway,
Fremont,California		94538
(Address of Principal		(Zip Code)
Executive Offices)
Registrant’s telephone number, including area code: (510) 661-5000
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 2.02 Results of Operations and Financial Condition.
On October 30, 2007, Asyst issued a press release addressing consolidated financial results for its fiscal second quarter ended September 30, 2007. That press release, dated October 30, 2007 and titled “Asyst Reports Results for Second Quarter of Fiscal 2008,” is attached hereto as Exhibit 99.1.
In conjunction with that press release, Asyst conducted a conference call on October 30, 2007 to discuss those results with investors and financial analysts. A transcript of that conference call is attached hereto as Exhibit 99.2.
In addition to disclosing financial results calculated in accordance with GAAP, Asyst also reported adjusted net income and net income per share, referred to respectively as “non-GAAP net income” and “non-GAAP net income per share.” Non-GAAP measures excluded the effect of amortization of intangible assets, restructuring charges associated with building consolidation and severance benefits associated with headcount reductions, stock option investigation expenses, acquisition expenses related to the AMHS segment, write-off of fees from the early extinguishment of debt, fees related to the early redemption of convertible debentures, non-recurring foreign currency translation gains (losses) from inter-company loans, and the associated income tax effect related to these non-GAAP adjustments.
Non-GAAP net income per share was calculated by dividing non-GAAP net income by non-GAAP weighted average shares — diluted.
Asyst’s management believes the non-GAAP information is useful because it can enhance the understanding of the company’s ongoing operating performance. Asyst also uses non-GAAP reporting internally to evaluate and manage its operations. Asyst has chosen to provide this information to investors to enable them to perform comparisons of operating results in a manner similar to how Asyst analyzes its operating results internally. Management also believes that these non-GAAP financial measures may be used to facilitate comparisons of our results with those of other companies in our industry.
Non-GAAP net income reflects GAAP net income adjusted for the following items and reasons:
•	Amortization of acquired intangibles. Purchased intangible assets relate primarily to existing and core technology, and customer relationships of acquired businesses. The amortization of intangible assets is non-cash and not related to our core operating performance, and the frequency and amount of such expenses vary significantly based on the timing and the magnitude of our acquisitions. These expenses are not used by management to evaluate and manage our operations.

•	Restructuring and severance charges. The costs associated with one-time building consolidation and reductions in work force are cash expenses; however, the one-time expense is unrelated to our operating expense levels for ongoing normal operations.

•	Stock option investigation expenses. During the second quarter of the prior fiscal year, we incurred approximately $2.8 million in legal and accounting fees related to a voluntary review of our historical stock option practices that was overseen by the Audit Committee of the Board of Directors with the assistance of outside legal counsel. These expenses are not used by management to evaluate and manage our operations.

•	Acquisition expenses related to the AMHS segment. During the second quarter of the prior fiscal year, we incurred approximately $4.4 million in expenses related to the purchase of an additional interest in the outstanding capital stock of Asyst Shinko, Inc. These expenses are not used by management to evaluate and manage our operations.

•	Write-off of fees from early extinguishment of debt and early redemption of convertible debentures. During the second quarter of fiscal 2008, we repaid in full approximately $55 million outstanding under the then-existing credit facility. This repayment resulting in the accelerated expensing of previously capitalized financing fees under this credit facility. During the same period we also incurred an early payment redemption premium resulting from the redemption of $86 million in subordinated convertible notes maturing on June 3, 2008. These expenses are not used by management to evaluate and manage our operations.

•	Foreign currency translation. The gain or loss that resulted from the translation of an inter-company loan between the parent and a majority-owned subsidiary, which was due to the settlement of the loan, had no bearing on the ongoing operating performance of our business.

•	Income tax effect of non-GAAP adjustments. If there is any tax impact under GAAP related to any item that is being adjusted for non-GAAP net income, we will tax effect those non-GAAP adjustments.

•	Stock-based compensation expenses. During the prior fiscal year, we adjusted non-GAAP net income to exclude stock-based compensation expense since it was the initial year of adoption of FAS123(R). Subsequently, we are no longer adjusting non-GAAP net income for this expense from the second fiscal year of adoption going forward. Stock-based compensation expense was previously identified as a non-GAAP adjustment due to its non-cash nature which did not relate to the ongoing operating performance of our business. For comparability purposes, we did not include stock-based compensation expense as a non-GAAP adjustment for the three and six-month periods ended September 30, 2006 in the current year presentation.

•	Minority interest. During the fiscal year periods that preceded July 14, 2006, the non-GAAP adjustments related to the AMHS operations had a 49.0 percent minority interest effect on the adjustments. The minority interest effect was previously subtracted from the after-tax non-GAAP net income adjustments related to the AMHS operations. We are no longer subject to a minority interest adjustment due to the business combination method of accounting under EITF 00-4, whereby we accounted for the transaction as an acquisition of Shinko Electric Co., Ltd.’s entire 49 percent interest of Asyst Shinko, Inc. on July 14, 2006. For comparability purposes, we did not include the minority interest amount as a non-GAAP adjustment for the three and six-month periods ended September 30, 2006 in the current year presentation.
The non-GAAP net income and non-GAAP net income per share should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. Non-GAAP financial measures have limitations in that they do not reflect all of the costs associated with the operations of our business as determined in accordance with GAAP. As a result, these measures should not be considered in isolation or as a substitute for analysis of Asyst’s results as reported under GAAP.
The information in Item 2.02 of this Current Report, including the exhibits hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Sections 11 or 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibits shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing.
Item 9.01 Financial Statements and Exhibits.
(c)	Exhibits:
99.1	Press release titled “Asyst Reports Results for Second Quarter of Fiscal 2008”

99.2	Transcript of conference call conducted by the Registrant on October 30, 2007

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASYST TECHNOLOGIES, INC.
Date: November 5, 2007	By:	/s/ Robert Dobbin
Robert Dobbin
Asst. Secretary

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release titled “Asyst Reports Results for Second Quarter of Fiscal 2008”

99.2	Transcript of conference call conducted by the Registrant on October 30, 2007